SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 31, 2003



                         Progenics Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                      000-23143               13-3379479
 ---------------------------           ------------        -------------------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)        Identification No.)



             777 Old Saw Mill River Road, Tarrytown, New York 10591
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                           ---------------

         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits

(c) Exhibits

         EXHIBIT NUMBER             DESCRIPTION

         Exhibit 99.1 Press Release dated March 31, 2003 of Progenics Pharmaceuticals, Inc. (the "Company"), announcing its results of operations for the fourth quarter and for the year ended December 31, 2002 (filed herewith).

         Exhibit 99.2 Press Release dated May 15, 2003 of the Company announcing its results of operations for the first quarter ended March 31, 2003 (filed herewith).

Item 9. Regulation FD Disclosure.

     The information contained in this section is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under
Item 9 in accordance with SEC Release No. 33-8216.

     On March 31, 2003, the Company issued a press release announcing its results of operations for the fourth quarter and for the year ended December 31, 2002. A copy of the press release is attached as Exhibit 99.1 to this report.

     On May 15, 2003, the Company issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.2 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        PROGENICS PHARMACEUTICALS, INC.


                        By:  /s/ PHILIP K. YACHMETZ
                           --------------------------------
                                 Philip K. Yachmetz
                                 Vice President, General Counsel and Secretary


Date:  May 15, 2003